Catholic Responsible Investments Funds

(the “Trust”)

Supplement dated July 10, 2023

to the Statement of Additional Information (“SAI”) of the Trust

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

The Board of Trustees of the Trust has approved the designation of Mr. Donald Duncan as the Anti-Money Laundering Compliance Officer and Privacy Officer of the Trust to replace the Trust’s current Anti-Money Laundering Compliance Officer and Privacy Officer, Ms. Bridget E. Sudall.

Accordingly, effective immediately, the SAI is hereby supplemented and revised as follows:

In the section titled “Trustees and Officers of the Trust,” under the heading titled “Trust Officers,” the information in the table relating to Bridget E. Sudall is hereby deleted and replaced with the following:

Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE